ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

 AZL AIM BASIC VALUE FUND, 5701 GOLDEN HILLS DRIVE, MINNEAPOLIS, MINNESOTA
                                55416-1297

--------------------------------------------------------------------------------
 VOTING INSTRUCTIONS FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ___, 2007
--------------------------------------------------------------------------------

              THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF
               ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK The undersigned hereby instructs Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (collectively, "Allianz") to represent and vote the number of shares of the above named Fund (the "Acquired Fund") represented by the number of votes attributable to the undersigned's variable annuity contract or variable life insurance policy at the Special Meeting of Shareholders to be held on ___________, 2007, at 10:00 a.m., Central Time, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Minneapolis, Minnesota, and at any adjournment thereof, upon the matter below, as set forth in the Notice of a Special Meeting of Shareholders and in the accompanying proxy statement/prospectus.

--------------------------------------------------------------------------------
VOTES OF CONTRACT OWNERS FOR WHICH NO VOTING INSTRUCTIONS ARE RECEIVED WILL BE VOTED IN THE SAME PROPORTION AS THE VOTES OF CONTRACT OWNERS FOR WHICH VOTING INSTRUCTIONS ARE RECEIVED. Receipt of the Notice of a Special Meeting of Shareholders and of the accompanying proxy statement is acknowledged by your execution of these voting instructions.

There are three ways to provide your voting instructions. Your telephone or Internet vote authorizes Allianz to vote your shares in the same manner as if you marked, signed, and returned your voting instruction form.

--------------------------------------------------------------------------------
VOTE BY PHONE -- TOLL FREE - 1-866-241-6192
Use any touch-tone telephone to provide your voting instructions 24 hours a day, 7 days a week, until 5:00 p.m. Eastern Time on ___________, 2007. Please have your voting instruction form and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions the voice provides you.

--------------------------------------------------------------------------------
VOTE BY INTERNET -- HTTPS://VOTE.PROXY-DIRECT.COM
Use the internet to provide your voting instructions 24 hours a day, 7 days a week, until 5:00 p.m. Eastern Time on ______________, 2007. Please have your voting instruction form and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to create an electronic ballot.

--------------------------------------------------------------------------------
VOTE BY MAIL
Mark, sign, and date your voting instruction form and promptly return it in the postage-paid envelope we have provided or return it to: [PROXY TABULATOR, P.O. BOX 9043, SMITHTOWN, NY 11787-9915]. Voting instructions must be received by 5:00 p.m. Eastern Time on _____________, 2007.

The undersigned hereby instructs Allianz to vote as indicated below. IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE "FOR" APPROVAL OF THE PROPOSAL. If any other matter properly comes before the Special Meeting of Shareholders, Allianz will vote in accordance with its best judgment.

1. To approve an Agreement and Plan of Reorganization (the "Plan") between each Acquired Fund, each of which is a series of the Allianz Variable Insurance Products Trust (the "VIP Trust"), and another comparable mutual fund, which is another series of the VIP Trust. Under the Plan, the applicable Acquiring Fund would acquire all of the assets of the corresponding Acquired Fund in exchange solely for shares of the Acquiring Fund, which will be distributed proportionately to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

    [ ] FOR the proposal      [ ] AGAINST the proposal       [ ] ABSTAIN

NOTE: PLEASE DATE THESE VOTING INSTRUCTIONS AND SIGN YOUR NAME IN THE EXACT FORM AS IT APPEARS HEREIN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU SIGN AS "TRUSTEE" OR "EMPLOYER," PLEASE GIVE FULL TITLE AS SUCH.

Date:  ___________________, 2007                  ______________________________
                                                  Signature

Thank you for your voting instructions.

                    ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

    AZL OCC RENAISSANCE FUND, 5701 GOLDEN HILLS DRIVE, MINNEAPOLIS, MINNESOTA
                                55416-1297

--------------------------------------------------------------------------------
 VOTING INSTRUCTIONS FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ___, 2007
--------------------------------------------------------------------------------

              THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF
               ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK The undersigned hereby instructs Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (collectively, "Allianz") to represent and vote the number of shares of the above named Fund (the "Acquired Fund") represented by the number of votes attributable to the undersigned's variable annuity contract or variable life insurance policy at the Special Meeting of Shareholders to be held on ___________, 2007, at 10:00 a.m., Central Time, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Minneapolis, Minnesota, and at any adjournment thereof, upon the matter below, as set forth in the Notice of a Special Meeting of Shareholders and in the accompanying proxy statement/prospectus.

--------------------------------------------------------------------------------
VOTES OF CONTRACT OWNERS FOR WHICH NO VOTING INSTRUCTIONS ARE RECEIVED WILL BE VOTED IN THE SAME PROPORTION AS THE VOTES OF CONTRACT OWNERS FOR WHICH VOTING INSTRUCTIONS ARE RECEIVED. Receipt of the Notice of a Special Meeting of Shareholders and of the accompanying proxy statement is acknowledged by your execution of these voting instructions.

There are three ways to provide your voting instructions. Your telephone or Internet vote authorizes Allianz to vote your shares in the same manner as if you marked, signed, and returned your voting instruction form.

--------------------------------------------------------------------------------
VOTE BY PHONE -- TOLL FREE - 1-866-241-6192
Use any touch-tone telephone to provide your voting instructions 24 hours a day, 7 days a week, until 5:00 p.m. Eastern Time on ___________, 2007. Please have your voting instruction form and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions the voice provides you.

--------------------------------------------------------------------------------
VOTE BY INTERNET -- HTTPS://VOTE.PROXY-DIRECT.COM
Use the internet to provide your voting instructions 24 hours a day, 7 days a week, until 5:00 p.m. Eastern Time on ______________, 2007. Please have your voting instruction form and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to create an electronic ballot.

--------------------------------------------------------------------------------
VOTE BY MAIL
Mark, sign, and date your voting instruction form and promptly return it in the postage-paid envelope we have provided or return it to: [PROXY TABULATOR, P.O. BOX 9043, SMITHTOWN, NY 11787-9915]. Voting instructions must be received by 5:00 p.m. Eastern Time on _____________, 2007.

The undersigned hereby instructs Allianz to vote as indicated below. IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE "FOR" APPROVAL OF THE PROPOSAL. If any other matter properly comes before the Special Meeting of Shareholders, Allianz will vote in accordance with its best judgment.

1. To approve an Agreement and Plan of Reorganization (the "Plan") between each Acquired Fund, each of which is a series of the Allianz Variable Insurance Products Trust (the "VIP Trust"), and another comparable mutual fund, which is another series of the VIP Trust. Under the Plan, the applicable Acquiring Fund would acquire all of the assets of the corresponding Acquired Fund in exchange solely for shares of the Acquiring Fund, which will be distributed proportionately to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

    [ ] FOR the proposal      [ ] AGAINST the proposal       [ ] ABSTAIN

NOTE: PLEASE DATE THESE VOTING INSTRUCTIONS AND SIGN YOUR NAME IN THE EXACT FORM AS IT APPEARS HEREIN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU SIGN AS "TRUSTEE" OR "EMPLOYER," PLEASE GIVE FULL TITLE AS SUCH.

Date:  ___________________, 2007                  ______________________________
                                                  Signature

Thank you for your voting instructions.

                    ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

 AZL VAN KAMPEN AGGRESSIVE GROWTH FUND, 5701 GOLDEN HILLS DRIVE, MINNEAPOLIS,
                              MINNESOTA 55416-1297

--------------------------------------------------------------------------------
 VOTING INSTRUCTIONS FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ___, 2007
--------------------------------------------------------------------------------

              THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF
               ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK The undersigned hereby instructs Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (collectively, "Allianz") to represent and vote the number of shares of the above named Fund (the "Acquired Fund") represented by the number of votes attributable to the undersigned's variable annuity contract or variable life insurance policy at the Special Meeting of Shareholders to be held on ___________, 2007, at 10:00 a.m., Central Time, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Minneapolis, Minnesota, and at any adjournment thereof, upon the matter below, as set forth in the Notice of a Special Meeting of Shareholders and in the accompanying proxy statement/prospectus.

--------------------------------------------------------------------------------
VOTES OF CONTRACT OWNERS FOR WHICH NO VOTING INSTRUCTIONS ARE RECEIVED WILL BE VOTED IN THE SAME PROPORTION AS THE VOTES OF CONTRACT OWNERS FOR WHICH VOTING INSTRUCTIONS ARE RECEIVED. Receipt of the Notice of a Special Meeting of Shareholders and of the accompanying proxy statement is acknowledged by your execution of these voting instructions.

There are three ways to provide your voting instructions. Your telephone or Internet vote authorizes Allianz to vote your shares in the same manner as if you marked, signed, and returned your voting instruction form.

--------------------------------------------------------------------------------
VOTE BY PHONE -- TOLL FREE - 1-866-241-6192
Use any touch-tone telephone to provide your voting instructions 24 hours a day, 7 days a week, until 5:00 p.m. Eastern Time on ___________, 2007. Please have your voting instruction form and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions the voice provides you.

--------------------------------------------------------------------------------
VOTE BY INTERNET -- HTTPS://VOTE.PROXY-DIRECT.COM
Use the internet to provide your voting instructions 24 hours a day, 7 days a week, until 5:00 p.m. Eastern Time on ______________, 2007. Please have your voting instruction form and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to create an electronic ballot.

--------------------------------------------------------------------------------
VOTE BY MAIL
Mark, sign, and date your voting instruction form and promptly return it in the postage-paid envelope we have provided or return it to: [PROXY TABULATOR, P.O. BOX 9043, SMITHTOWN, NY 11787-9915]. Voting instructions must be received by 5:00 p.m. Eastern Time on _____________, 2007.

The undersigned hereby instructs Allianz to vote as indicated below. IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE "FOR" APPROVAL OF THE PROPOSAL. If any other matter properly comes before the Special Meeting of Shareholders, Allianz will vote in accordance with its best judgment.

1. To approve an Agreement and Plan of Reorganization (the "Plan") between each Acquired Fund, each of which is a series of the Allianz Variable Insurance Products Trust (the "VIP Trust"), and another comparable mutual fund, which is another series of the VIP Trust. Under the Plan, the applicable Acquiring Fund would acquire all of the assets of the corresponding Acquired Fund in exchange solely for shares of the Acquiring Fund, which will be distributed proportionately to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

    [ ] FOR the proposal      [ ] AGAINST the proposal       [ ] ABSTAIN

NOTE: PLEASE DATE THESE VOTING INSTRUCTIONS AND SIGN YOUR NAME IN THE EXACT FORM AS IT APPEARS HEREIN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU SIGN AS "TRUSTEE" OR "EMPLOYER," PLEASE GIVE FULL TITLE AS SUCH.

Date:  ___________________, 2007                  ______________________________
                                                  Signature

Thank you for your voting instructions.

                    ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

 AZL VAN KAMPEN STRATEGIC GROWTH FUND, 5701 GOLDEN HILLS DRIVE, MINNEAPOLIS,
                              MINNESOTA 55416-1297

--------------------------------------------------------------------------------
 VOTING INSTRUCTIONS FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ___, 2007
--------------------------------------------------------------------------------

              THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF
               ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK The undersigned hereby instructs Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (collectively, "Allianz") to represent and vote the number of shares of the above named Fund (the "Acquired Fund") represented by the number of votes attributable to the undersigned's variable annuity contract or variable life insurance policy at the Special Meeting of Shareholders to be held on ___________, 2007, at 10:00 a.m., Central Time, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Minneapolis, Minnesota, and at any adjournment thereof, upon the matter below, as set forth in the Notice of a Special Meeting of Shareholders and in the accompanying proxy statement/prospectus.

--------------------------------------------------------------------------------
VOTES OF CONTRACT OWNERS FOR WHICH NO VOTING INSTRUCTIONS ARE RECEIVED WILL BE VOTED IN THE SAME PROPORTION AS THE VOTES OF CONTRACT OWNERS FOR WHICH VOTING INSTRUCTIONS ARE RECEIVED. Receipt of the Notice of a Special Meeting of Shareholders and of the accompanying proxy statement is acknowledged by your execution of these voting instructions.

There are three ways to provide your voting instructions. Your telephone or Internet vote authorizes Allianz to vote your shares in the same manner as if you marked, signed, and returned your voting instruction form.

--------------------------------------------------------------------------------
VOTE BY PHONE -- TOLL FREE - 1-866-241-6192
Use any touch-tone telephone to provide your voting instructions 24 hours a day, 7 days a week, until 5:00 p.m. Eastern Time on ___________, 2007. Please have your voting instruction form and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions the voice provides you.

--------------------------------------------------------------------------------
VOTE BY INTERNET -- HTTPS://VOTE.PROXY-DIRECT.COM
Use the internet to provide your voting instructions 24 hours a day, 7 days a week, until 5:00 p.m. Eastern Time on ______________, 2007. Please have your voting instruction form and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to create an electronic ballot.

--------------------------------------------------------------------------------
VOTE BY MAIL
Mark, sign, and date your voting instruction form and promptly return it in the postage-paid envelope we have provided or return it to: [PROXY TABULATOR, P.O. BOX 9043, SMITHTOWN, NY 11787-9915]. Voting instructions must be received by 5:00 p.m. Eastern Time on _____________, 2007.

The undersigned hereby instructs Allianz to vote as indicated below. IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE "FOR" APPROVAL OF THE PROPOSAL. If any other matter properly comes before the Special Meeting of Shareholders, Allianz will vote in accordance with its best judgment.

1. To approve an Agreement and Plan of Reorganization (the "Plan") between each Acquired Fund, each of which is a series of the Allianz Variable Insurance Products Trust (the "VIP Trust"), and another comparable mutual fund, which is another series of the VIP Trust. Under the Plan, the applicable Acquiring Fund would acquire all of the assets of the corresponding Acquired Fund in exchange solely for shares of the Acquiring Fund, which will be distributed proportionately to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

    [ ] FOR the proposal      [ ] AGAINST the proposal       [ ] ABSTAIN

NOTE: PLEASE DATE THESE VOTING INSTRUCTIONS AND SIGN YOUR NAME IN THE EXACT FORM AS IT APPEARS HEREIN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU SIGN AS "TRUSTEE" OR "EMPLOYER," PLEASE GIVE FULL TITLE AS SUCH.

Date:  ___________________, 2007                  ______________________________
                                                  Signature

Thank you for your voting instructions.